UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306
                                  ------------

                         FRANKLIN MUTUAL RECOVERY FUND
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2705
            --------------------------------------------------------
               Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        ---------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100
                                                    --------------

Date of fiscal year end: 03/31
                         -----

Date of reporting period: 03/31/08
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.


                                    [PHOTO]

                                                                  MARCH 31, 2008

        ANNUAL REPORT AND SHAREHOLDER LETTER                      VALUE

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                                     [PHOTO]

                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        Franklin-Templeton-Mutual Series

Annual Report

Franklin Mutual Recovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, merger arbitrage securities and special situation/undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the merger arbitrage strategy.

ASSET ALLOCATION

Based on Total Net Assets as of 3/31/08

                                  [PIE CHART]

Equity                                       80.1%*
Debt Instruments                             10.2%
Short-Term Investments & Other Net Assets     9.7%

----------
* Net of short positions.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit FRANKLINTEMPLETON.COM or call 1-800/342-5236 for most recent month-end performance.

This annual report for Franklin Mutual Recovery Fund covers the fiscal year ended March 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Mutual Recovery Fund - Class A had a -14.04% cumulative total return. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -5.08% total return of for the same period. (1) The Fund also underperformed the +13.51%

---------

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.

                               6 | Annual Report
total return of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index. (2) The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the base management fee paid to the Fund's adviser. You can find more of the Fund's performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended March 31, 2008, the U.S. economy slowed. Gross domestic product (GDP) grew at annualized rates of 3.8% and 4.9% in the second and third quarters of 2007, despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. Increased federal defense spending, accelerating exports, declining imports, nonresidential construction and greater business inventory investment supported growth. However, the housing downturn negatively affected the overall economy by fourth quarter 2007 as credit conditions worsened and the pace of consumer spending declined. GDP growth fell to a 0.6% annualized rate in the fourth quarter largely due to decelerating inventory investment, exports and federal government spending. For the overall 12-month period, however, a weaker U.S. dollar compared with many foreign currencies contributed to increased exports. First quarter 2008 GDP growth remained at a 0.6% estimated annualized rate due to the effects of the troubled housing market and subsequent credit market tightening.

The unemployment rate increased from 4.4% at the beginning of the period to 5.1% in March 2008. (3) Consumer confidence declined and hit a five-year low in March amid rising mortgage and fuel costs, falling home prices and a weaker job market. Volatile oil prices reached a historical high in March, topping $110 per barrel, before retreating somewhat to $102 by period-end. For the 12 months ended March 31, 2008, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate. (3)

Faced with a deepening housing contraction and stressed financial markets, the Federal Reserve Board made several cuts to the federal funds target rate during the period, including 200 basis points so far in 2008. Overall, the federal funds target rate fell 300 basis points from 5.25% to 2.25%. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.65% at the beginning of the period to 3.45% on March 31, 2008.

---------

(2) Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/depreciation only. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Notes to Financial Statements for more information about the performance-based management fee.

(3)  Source: Bureau of Labor Statistics.

                                Annual Report | 7

TOP 10 HOLDINGS
3/31/08

COMPANY                                                        % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                       NET ASSETS
----------------------------                                   ----------
Fortis                                                             3.4%
   Diversified Financial Services, Belgium
Groupe Eurotunnel SA                                               2.9%
   Transportation Infrastructure, France
Weyerhaeuser Co.                                                   2.6%
   Paper & Forest Products, U.S.
CVS Caremark Corp.                                                 2.6%
   Food & Staples Retailing, U.S.
KT&G Corp.                                                         2.2%
   Tobacco, South Korea
News Corp., A                                                      2.0%
   Media, U.S.
Sycamore Networks Inc.                                             2.0%
   Communications Equipment, U.S.
Siemens AG                                                         2.0%
   Industrial Conglomerates, Germany
Cadbury Schweppes PLC                                              1.9%
   Food Products, U.K.
Japan Tobacco Inc.                                                 1.9%
   Tobacco, Japan


Stock markets were volatile during the period partly due to investor concerns about slowing economic growth. Overall, the blue chip stocks of the Dow Jones Industrial Average had a 12-month total return of +1.59%, while the broader S&P 500 had a -5.08% return, and the technology-heavy NASDAQ Composite Index had a -5.19% return. (4) The energy, consumer staples and materials sectors performed relatively well. Large-capitalization stocks generally outperformed small caps, and growth stocks fared better than their value counterparts.

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, merger arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

MANAGER'S DISCUSSION

During the year ended March 31, 2008, the Fund's top-performing investments included the bank debt of Groupe Eurotunnel, shares of KT&G Corp. and shares of CVS Caremark. Eurotunnel, which operates the rail link between England and France, in 2007 completed a comprehensive debt restructuring resulting in a material reduction in the company's debt outstanding, largely through a conversion of its existing debt into smaller amounts via new convertible debt instruments. The Fund's adviser was actively involved in the restructuring process and served as a member of the ad hoc committee of creditors that negotiated the transaction.

The Fund's position in KT&G, a South Korean tobacco and ginseng company, also performed well during the period. The company's share price benefited from strong performance within its tobacco operations and its rapidly growing

---------

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than
      3,000 companies.

                               8 | Annual Report
ginseng business, as well as its continued return of cash to shareholders through dividends and share buybacks.

The Fund also benefited from its ownership position in CVS Caremark, which operates one of America's largest retail pharmacy chains. In March 2007, CVS acquired pharmacy benefits manager Caremark as a means of creating an integrated pharmaceutical distribution company. The Fund's investment in CVS, which began during the Caremark acquisition period, benefited from the well-executed merger integration. Continued market recognition of the inherent value of the newly combined business, which traded at a discount to certain of its stand-alone peers, also underpinned CVS's share price appreciation.

Detractors during the fiscal year included Fund holdings SLM (better known as Sallie Mae, the student loan finance company), Virgin Media and Fortis. In 2007, SLM agreed to be acquired in a leveraged buyout by JC Flowers, a private equity firm. However, following the passage of legislation adverse to the student loan industry and in light of the general deterioration of credit markets since summer 2007, the buyout agreement was terminated. This resulted in a substantial decline in SLM's share price and a material loss for the Fund. Following the termination of the deal, SLM's board of directors brought in a new chairman, Tony Terracciano, who we believe is the right person to lead the company's turnaround. As such, we retained the Fund's position in SLM at period-end.

Virgin Media, which provides cable television, broadband, telephony and mobile phone services in the U.K., announced in June 2007 that it was launching a process to sell the company, resulting in a sharp increase in its stock price. However, with the implosion of leveraged credit markets since the summer of 2007, the sale process was halted, resulting in a sharp decline in Virgin Media's share price. Virgin replaced its CEO with Neal Berkett, an executive in whom we have high regard, and we believed the company's shares represented a compelling value at period-end.

Fortis, the Benelux financial services company, was a member of the consortium (along with Royal Bank of Scotland and Banco Santander) that acquired ABN Amro's Dutch retail banking, asset management and private banking units in 2007. Fortis' stock price fell in tandem with other global financial institutions despite what we believed was a solid capital position and sustainable dividend yield, which at fiscal year-end exceeded the company's price-to-earnings ratio. We continued to believe Fortis' share price represented compelling value, and that the ABN transaction could eventually result in incremental value creation.

TOP 10 SECTORS/INDUSTRIES
3/31/08

                                                               % OF TOTAL
                                                               NET ASSETS
                                                               ----------
Media                                                             9.3%
Tobacco                                                           9.2%
Food & Staples Retailing                                          4.4%
Diversified Financial Services                                    4.4%
Paper & Forest Products                                           4.2%
Health Care Providers & Services                                  4.2%
Industrial Conglomerates                                          3.4%
Food Products                                                     3.3%
Metals & Mining                                                   3.0%
Airlines                                                          2.7%

                                Annual Report | 9

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

[PHOTO OF MICHAEL J. EMBLER]
-s- Michael J. Embler
-------------------------
Michael J. Embler
Co-Portfolio Manager

[PHOTO OF CHRISTIAN CORREA]
-s- Christian Correa
-------------------------
Christian Correa
Co-Portfolio Manager

[PHOTO OF SHAWN M. TUMULTY]
-s- Shawn M. Tumulty
-------------------------
Shawn M. Tumulty
Co-Portfolio Manager

Franklin Mutual Recovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                               10 | Annual Report

Performance Summary as of 3/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMRAX)                            CHANGE  3/31/08  3/31/07
-----------------------                           -------- -------  -------
Net Asset Value (NAV)                             -$ 3.06  $ 11.98  $ 15.04
DISTRIBUTIONS (4/1/07 - 3/31/08)
Dividend Income                        $ 0.2944
Short-Term Capital Gain                $ 0.4956
Long-Term Capital Gain                 $ 0.2983
   TOTAL                               $ 1.0883

CLASS B (SYMBOL: N/A)                              CHANGE  3/31/08  3/31/07
-----------------------                           -------- -------  -------
Net Asset Value (NAV)                             -$ 3.02  $ 11.76  $ 14.78
DISTRIBUTIONS (4/1/07 - 3/31/08)
Dividend Income                        $ 0.1968
Short-Term Capital Gain                $ 0.4956
Long-Term Capital Gain                 $ 0.2983
   TOTAL                               $ 0.9907

CLASS C (SYMBOL: FCMRX)                            CHANGE  3/31/08  3/31/07
-----------------------                           -------- -------  -------
Net Asset Value (NAV)                             -$ 3.03  $ 11.75  $ 14.78
DISTRIBUTIONS (4/1/07 - 3/31/08)
Dividend Income                        $ 0.2096
Short-Term Capital Gain                $ 0.4956
Long-Term Capital Gain                 $ 0.2983
   TOTAL                               $ 1.0035

ADVISOR CLASS (SYMBOL: FMRVX)                      CHANGE  3/31/08  3/31/07
-----------------------------                     -------- -------  -------
Net Asset Value (NAV)                             -$ 3.08  $ 12.10  $ 15.18
DISTRIBUTIONS (4/1/07 - 3/31/08)
Dividend Income                        $ 0.3389
Short-Term Capital Gain                $ 0.4956
Long-Term Capital Gain                 $ 0.2983
   TOTAL                               $ 1.1328

                               Annual Report | 11

PERFORMANCE

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. CLASS A: 5.75% maximum initial sales charge; CLASS B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; CLASS C: 1% CDSC in first year only; ADVISOR CLASS: no sales charges. The Fund may charge a 2% fee on redemptions made within seven days of purchase.

CLASS A                                 1-YEAR     3-YEAR    INCEPTION (11/3/03)
--------                               --------   --------   -------------------
Cumulative Total Return(1)               -14.04%    +14.84%           +38.98%
Average Annual Total Return(2)           -18.98%     +2.67%            +6.31%
Value of $10,000 Investment(3)         $  8,102   $ 10,823   $        13,099
   Total Annual Operating
   Expenses(4)                  3.36%

CLASS B                                 1-YEAR     3-YEAR    INCEPTION (11/3/03)
--------                               --------   --------   -------------------
Cumulative Total Return(1)               -14.67%    +12.56%         +35.20%
Average Annual Total Return(2)           -17.85%     +3.15%          +6.72%
Value of $10,000 Investment(3)         $  8,215   $ 10,975   $      13,320
   Total Annual Operating
   Expenses(4)                  4.01%

CLASS C                                 1-YEAR     3-YEAR    INCEPTION (11/3/03)
--------                               --------   --------   -------------------
Cumulative Total Return(1)               -14.66%    +12.56%         +35.18%
Average Annual Total Return(2)           -15.46%     +4.02%          +7.08%
Value of $10,000 Investment(3)         $  8,454   $ 11,256   $      13,518
   Total Annual Operating
   Expenses(4)                  3.99%

ADVISOR CLASS                           1-YEAR     3-YEAR    INCEPTION (6/2/03)
--------                               --------   --------   -------------------
Cumulative Total Return(1)               -13.83%    +15.99%         +56.56%
Average Annual Total Return(2)           -13.83%     +5.07%          +9.73%
Value of $10,000 Investment(3)         $  8,617   $ 11,599   $      15,656
   Total Annual Operating
   Expenses(4)                  3.01%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see "Funds and Performance" at FRANKLINTEMPLETON.COM or call 1-800/342-5236.

                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

               FRANKLIN MUTUAL
               RECOVERY FUND -      S&P 500
   DATE           CLASS A            INDEX
----------     ---------------     ----------
 11/3/2003        $   9,422         $  10,000
11/30/2003        $   9,651         $  10,088
12/31/2003        $  10,009         $  10,617
 1/31/2004        $  10,154         $  10,812
 2/29/2004        $  10,282         $  10,962
 3/31/2004        $  10,188         $  10,797
 4/30/2004        $  10,094         $  10,627
 5/31/2004        $  10,069         $  10,773
 6/30/2004        $  10,265         $  10,983
 7/31/2004        $  10,111         $  10,619
 8/31/2004        $  10,247         $  10,662
 9/30/2004        $  10,325         $  10,778
10/31/2004        $  10,341         $  10,942
11/30/2004        $  10,972         $  11,385
12/31/2004        $  11,322         $  11,772
 1/31/2005        $  11,150         $  11,485
 2/28/2005        $  11,312         $  11,727
 3/31/2005        $  11,403         $  11,519
 4/30/2005        $  11,340         $  11,301
 5/31/2005        $  11,628         $  11,661
 6/30/2005        $  11,789         $  11,677
 7/31/2005        $  11,993         $  12,111
 8/31/2005        $  12,040         $  12,001
 9/30/2005        $  12,031         $  12,098
10/31/2005        $  11,593         $  11,896
11/30/2005        $  11,825         $  12,346
12/31/2005        $  12,084         $  12,351
 1/31/2006        $  12,505         $  12,678
 2/28/2006        $  12,562         $  12,712
 3/31/2006        $  12,829         $  12,870
 4/30/2006        $  12,782         $  13,043
 5/31/2006        $  12,896         $  12,668
 6/30/2006        $  12,919         $  12,685
 7/31/2006        $  12,978         $  12,763
 8/31/2006        $  13,301         $  13,067
 9/30/2006        $  13,438         $  13,404
10/31/2006        $  13,880         $  13,840
11/30/2006        $  14,027         $  14,104
12/31/2006        $  14,333         $  14,301
 1/31/2007        $  14,779         $  14,518
 2/28/2007        $  14,829         $  14,234
 3/31/2007        $  15,235         $  14,393
 4/30/2007        $  15,569         $  15,030
 5/31/2007        $  16,086         $  15,555
 6/30/2007        $  15,949         $  15,296
 7/31/2007        $  15,449         $  14,822
 8/31/2007        $  15,251         $  15,044
 9/30/2007        $  15,345         $  15,607
10/31/2007        $  15,543         $  15,855
11/30/2007        $  14,887         $  15,192
12/31/2007        $  14,474         $  15,087
 1/31/2008        $  13,665         $  14,182
 2/29/2008        $  13,380         $  13,721
 3/31/2008        $  13,099         $  13,662

Total Returns         30.99%            36.62%

AVERAGE ANNUAL TOTAL RETURN

CLASS A                             3/31/08
-------------------------          ---------
1-Year                               -18.98%
3-Year                                +2.67%
Since Inception (11/3/03)             +6.31%


               FRANKLIN MUTUAL
               RECOVERY FUND -      S&P 500
    DATE           CLASS B           INDEX
----------     ---------------     ----------
 11/3/2003        $  10,000         $  10,000
11/30/2003        $  10,243         $  10,088
12/31/2003        $  10,619         $  10,617
 1/31/2004        $  10,764         $  10,812
 2/29/2004        $  10,890         $  10,962
 3/31/2004        $  10,791         $  10,797
 4/30/2004        $  10,692         $  10,627
 5/31/2004        $  10,656         $  10,773
 6/30/2004        $  10,855         $  10,983
 7/31/2004        $  10,692         $  10,619
 8/31/2004        $  10,828         $  10,662
 9/30/2004        $  10,909         $  10,778
10/31/2004        $  10,918         $  10,942
11/30/2004        $  11,569         $  11,385
12/31/2004        $  11,944         $  11,772
 1/31/2005        $  11,753         $  11,485
 2/28/2005        $  11,916         $  11,727
 3/31/2005        $  12,011         $  11,519
 4/30/2005        $  11,934         $  11,301
 5/31/2005        $  12,231         $  11,661
 6/30/2005        $  12,387         $  11,677
 7/31/2005        $  12,603         $  12,111
 8/31/2005        $  12,643         $  12,001
 9/30/2005        $  12,623         $  12,098
10/31/2005        $  12,160         $  11,896
11/30/2005        $  12,397         $  12,346
12/31/2005        $  12,659         $  12,351
 1/31/2006        $  13,094         $  12,678
 2/28/2006        $  13,144         $  12,712
 3/31/2006        $  13,427         $  12,870
 4/30/2006        $  13,366         $  13,043
 5/31/2006        $  13,478         $  12,668
 6/30/2006        $  13,491         $  12,685
 7/31/2006        $  13,553         $  12,763
 8/31/2006        $  13,874         $  13,067
 9/30/2006        $  14,009         $  13,404
10/31/2006        $  14,465         $  13,840
11/30/2006        $  14,611         $  14,104
12/31/2006        $  14,923         $  14,301
 1/31/2007        $  15,374         $  14,518
 2/28/2007        $  15,427         $  14,234
 3/31/2007        $  15,846         $  14,393
 4/30/2007        $  16,178         $  15,030
 5/31/2007        $  16,703         $  15,555
 6/30/2007        $  16,554         $  15,296
 7/31/2007        $  16,025         $  14,822
 8/31/2007        $  15,805         $  15,044
 9/30/2007        $  15,904         $  15,607
10/31/2007        $  16,092         $  15,855
11/30/2007        $  15,398         $  15,192
12/31/2007        $  14,981         $  15,087
 1/31/2008        $  14,131         $  14,182
 2/29/2008        $  13,820         $  13,721
 3/31/2008        $  13,320         $  13,662

Total Returns         33.20%            36.62%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                                 3/31/08
---------------------------             -------
1-Year                                  -17.85%
3-Year                                   +3.15%
Since Inception (11/3/03)                +6.72%

                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                 3/31/08
-------------------------               -------
1-Year                                  -15.46%
3-Year                                   +4.02%
Since Inception (11/3/03)                +7.08%

               FRANKLIN MUTUAL
               RECOVERY FUND -      S&P 500
   DATE           CLASS C            INDEX
----------     ---------------     ----------
 11/3/2003        $  10,000         $  10,000
11/30/2003        $  10,243         $  10,088
12/31/2003        $  10,618         $  10,617
 1/31/2004        $  10,772         $  10,812
 2/29/2004        $  10,899         $  10,962
 3/31/2004        $  10,798         $  10,797
 4/30/2004        $  10,691         $  10,627
 5/31/2004        $  10,654         $  10,773
 6/30/2004        $  10,852         $  10,983
 7/31/2004        $  10,691         $  10,619
 8/31/2004        $  10,826         $  10,662
 9/30/2004        $  10,907         $  10,778
10/31/2004        $  10,916         $  10,942
11/30/2004        $  11,567         $  11,385
12/31/2004        $  11,942         $  11,772
 1/31/2005        $  11,751         $  11,485
 2/28/2005        $  11,914         $  11,727
 3/31/2005        $  12,009         $  11,519
 4/30/2005        $  11,933         $  11,301
 5/31/2005        $  12,229         $  11,661
 6/30/2005        $  12,385         $  11,677
 7/31/2005        $  12,601         $  12,111
 8/31/2005        $  12,641         $  12,001
 9/30/2005        $  12,620         $  12,098
10/31/2005        $  12,158         $  11,896
11/30/2005        $  12,395         $  12,346
12/31/2005        $  12,657         $  12,351
 1/31/2006        $  13,102         $  12,678
 2/28/2006        $  13,142         $  12,712
 3/31/2006        $  13,424         $  12,870
 4/30/2006        $  13,364         $  13,043
 5/31/2006        $  13,475         $  12,668
 6/30/2006        $  13,488         $  12,685
 7/31/2006        $  13,550         $  12,763
 8/31/2006        $  13,882         $  13,067
 9/30/2006        $  14,018         $  13,404
10/31/2006        $  14,463         $  13,840
11/30/2006        $  14,619         $  14,104
12/31/2006        $  14,921         $  14,301
 1/31/2007        $  15,371         $  14,518
 2/28/2007        $  15,435         $  14,234
 3/31/2007        $  15,842         $  14,393
 4/30/2007        $  16,185         $  15,030
 5/31/2007        $  16,700         $  15,555
 6/30/2007        $  16,555         $  15,296
 7/31/2007        $  16,027         $  14,822
 8/31/2007        $  15,807         $  15,044
 9/30/2007        $  15,906         $  15,607
10/31/2007        $  16,093         $  15,855
11/30/2007        $  15,400         $  15,192
12/31/2007        $  14,980         $  15,087
 1/31/2008        $  14,129         $  14,182
 2/29/2008        $  13,819         $  13,721
 3/31/2008        $  13,518         $  13,662

Total Returns         35.18%            36.62%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                           3/31/08
-------------------------               -------
1-Year                                  -13.83%
3-Year                                   +5.07%
Since Inception (6/2/03)                 +9.73%

               FRANKLIN MUTUAL
               RECOVERY FUND -       S&P 500
   DATE         ADVISOR CLASS         INDEX
----------     ---------------      ---------
  6/2/2003        $  10,000         $  10,000
 6/30/2003        $  10,120         $  10,128
 7/31/2003        $  10,190         $  10,306
 8/31/2003        $  10,340         $  10,507
 9/30/2003        $  10,630         $  10,396
10/31/2003        $  11,070         $  10,984
11/30/2003        $  11,370         $  11,080
12/31/2003        $  11,795         $  11,661
 1/31/2004        $  11,976         $  11,875
 2/29/2004        $  12,127         $  12,040
 3/31/2004        $  12,016         $  11,859
 4/30/2004        $  11,906         $  11,673
 5/31/2004        $  11,886         $  11,833
 6/30/2004        $  12,117         $  12,063
 7/31/2004        $  11,946         $  11,664
 8/31/2004        $  12,107         $  11,711
 9/30/2004        $  12,207         $  11,838
10/31/2004        $  12,217         $  12,019
11/30/2004        $  12,961         $  12,505
12/31/2004        $  13,391         $  12,930
 1/31/2005        $  13,188         $  12,615
 2/28/2005        $  13,380         $  12,881
 3/31/2005        $  13,498         $  12,653
 4/30/2005        $  13,423         $  12,413
 5/31/2005        $  13,775         $  12,808
 6/30/2005        $  13,963         $  12,826
 7/31/2005        $  14,216         $  13,303
 8/31/2005        $  14,271         $  13,181
 9/30/2005        $  14,260         $  13,288
10/31/2005        $  13,753         $  13,067
11/30/2005        $  14,029         $  13,561
12/31/2005        $  14,333         $  13,565
 1/31/2006        $  14,853         $  13,925
 2/28/2006        $  14,909         $  13,962
 3/31/2006        $  15,236         $  14,136
 4/30/2006        $  15,191         $  14,326
 5/31/2006        $  15,327         $  13,914
 6/30/2006        $  15,351         $  13,933
 7/31/2006        $  15,432         $  14,019
 8/31/2006        $  15,814         $  14,352
 9/30/2006        $  15,988         $  14,722
10/31/2006        $  16,509         $  15,202
11/30/2006        $  16,706         $  15,491
12/31/2006        $  17,067         $  15,708
 1/31/2007        $  17,594         $  15,946
 2/28/2007        $  17,678         $  15,634
 3/31/2007        $  18,169         $  15,809
 4/30/2007        $  18,564         $  16,509
 5/31/2007        $  19,186         $  17,085
 6/30/2007        $  19,023         $  16,801
 7/31/2007        $  18,433         $  16,280
 8/31/2007        $  18,199         $  16,524
 9/30/2007        $  18,334         $  17,142
10/31/2007        $  18,568         $  17,415
11/30/2007        $  17,781         $  16,687
12/31/2007        $  17,299         $  16,571
 1/31/2008        $  16,342         $  15,577
 2/29/2008        $  15,993         $  15,071
 3/31/2008        $  15,656         $  15,006

Total Returns         56.56%            50.06%

                               14 | Annual Report

ENDNOTES

THE FUND MAY INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND IS A NONDIVERSIFIED FUND AND MAY EXPERIENCE INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC OR REGULATORY DEVELOPMENTS AFFECTING SIMILAR ISSUERS OR SECURITIES. THE FUND MAY INVEST IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5% TO 25% OF THE FUND'S OUTSTANDING SHARES. THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

                              Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.    Divide your account value by $1,000.
      If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                               16 | Annual Report

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/07      VALUE 3/31/08   PERIOD* 10/1/07 - 3/31/08
----------------------------------------   -----------------   --------------   -------------------------
Actual                                         $  1,000          $    859.60             $   9.34
Hypothetical (5% return before expenses)       $  1,000          $  1,014.95             $  10.13

CLASS B
Actual                                         $  1,000          $    853.30             $  12.37
Hypothetical (5% return before expenses)       $  1,000          $  1,011.65             $  13.43

CLASS C
Actual                                         $  1,000          $    853.40             $  12.33
Hypothetical (5% return before expenses)       $  1,000          $  1,011.70             $  13.38

ADVISOR CLASS
Actual                                         $  1,000          $    866.20             $   7.74
Hypothetical (5% return before expenses)       $  1,000          $  1,016.70             $   8.37

----------
* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.01%; B: 2.67%; C: 2.66%; and Advisor:
      1.66%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                               Annual Report | 17

The Fund's Repurchase Offers

The Fund will make quarterly repurchase offers for a portion of its shares. With any repurchase offer, shareholders may elect to tender (have the Fund repurchase) all, a portion or none of their shares. With each repurchase offer, shareholders will be notified in writing about the offer, how to request that the Fund repurchase their shares and the deadline for submitting repurchase requests.

Each quarter the Board of Trustees will set the amount of the repurchase offer, as a percentage of outstanding shares. This amount is known as the repurchase offer amount and will generally be between 5% and 25% of the Fund's outstanding shares. If repurchase requests exceed the repurchase offer amount, the Fund will prorate requests. The Fund may, however, first accept any requests to repurchase all of a shareholder's shares if the shareholder owns less than 100 shares. The Board will also determine the date by which the Fund must receive shareholders' repurchase requests, which is known as the repurchase request deadline. The Board will base these decisions on investment management considerations, market conditions, liquidity of the Fund's assets, shareholder servicing and administrative considerations and other factors it deems appropriate. Each repurchase request deadline will occur within the period that begins 21 days before, and ends 21 days after, the end of the quarterly interval. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date the Board sets as the repurchase pricing date. The maximum number of days between the repurchase request deadline and the repurchase pricing date is 14 days.

SUMMARY OF REPURCHASE OFFERS - 4/1/07 THROUGH 3/31/08

REPURCHASE                                   REPURCHASE    % OF SHARES      NUMBER OF
REQUEST DEADLINE                           OFFER ACCOUNT    TENDERED *   SHARES TENDERED *
----------------------------------------   -------------   -----------   -----------------
4/20/07                                          10%          1.592%         499,996.164
6/29/07                                          10%          1.482%         543,831.604
10/1/07                                          10%          4.564%       1,864,311.049
1/2/08                                           10%          7.493%       3,223,016.131

----------

* In connection with the repurchase offers, due to the limited number of shares tendered, the Fund did not have to consider whether to repurchase an additional amount of shares, not in excess of 2% of the shares outstanding, and did not need to repurchase any shares on a pro rata basis as described in the Prospectus and Repurchase Offer/Request Form.

Franklin Mutual Recovery Fund

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED MARCH 31,
CLASS A                                        2008       2007        2006       2005        2004(f)
                                             --------   --------   ---------   --------   -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
year)
Net asset value, beginning of year .......   $  15.04   $  13.43   $   12.64   $  11.91   $     11.10
                                             --------   --------   ---------   --------   -----------
Income from investment operations (a):
   Net investment income (loss) (b) ......       0.09       0.16       (0.02)      0.02         (0.04)
   Net realized and unrealized gains
   (losses) ..............................      (2.07)      2.27        1.52       1.43          0.90
                                             --------   --------   ---------   --------   -----------
Total from investment operations .........      (1.98)      2.43        1.50       1.45          0.86
                                             --------   --------   ---------   --------   -----------
Less distributions from:
   Net investment income .................      (0.29)        --       (0.01)     (0.04)        (0.01)
   Net realized gains ....................      (0.79)     (0.82)      (0.70)     (0.68)        (0.04)
                                             --------   --------   ---------   --------   -----------
Total distributions ......................      (1.08)     (0.82)      (0.71)     (0.72)        (0.05)
                                             --------   --------   ---------   --------   -----------
Net asset value, end of year .............   $  11.98   $  15.04   $   13.43   $  12.64   $     11.91
                                             ========   ========   =========   ========   ===========

Total return (c) .........................     (14.04)%    18.73%      12.51%     12.48%         7.77%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses before waiver and payments by
affiliates and expense reduction (e) .....       2.49%      3.36%       3.53%      3.15%         3.45%
Expenses net of waiver and payments by
affiliates (e) ...........................       2.49%      3.36%       3.53%      3.05%         3.45%
Expenses net of waiver and payments by
affiliates and expense reduction (e) .....       2.48%      3.36%       3.52%      3.05%         3.45%
Ratios to average net assets, excluding
dividend expense on securities sold
short:
   Expenses before waiver and payments
   by affiliates and
     expense reduction ...................       2.46%      3.16%       3.34%      3.11%         3.36%
   Expenses net of waiver and payments
     by affiliates .......................       2.46%      3.16%       3.34%      3.02%         3.36%
   Expenses net of waiver and payments
   by affiliates and
     expense reduction ...................       2.45%      3.16%       3.33%      3.02%         3.36%
Net investment income (loss) .............       0.60%      1.11%      (0.19)%     0.17%        (0.89)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........   $238,020   $209,897   $ 104,694   $ 57,709   $    24,225
Portfolio turnover rate ..................      89.18%     85.63%      69.20%     87.68%       129.60%

---------

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(f)  For the period November 3, 2003 (effective date) to March 2004.

      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 19

Franklin Mutual Recovery Fund

                                                               YEAR ENDED MARCH 31,
CLASS B                                        2008       2007       2006        2005        2004(f)
                                             --------   --------   ---------   --------   -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
year)
Net asset value, beginning of year .......   $  14.78   $  13.29   $   12.58   $  11.89   $     11.10
                                             --------   --------   ---------   --------   -----------
Income from investment operations (a):
   Net investment income (loss) (b) ......      (0.01)      0.01       (0.11)     (0.06)        (0.07)
   Net realized and unrealized gains
   (losses) ..............................      (2.02)      2.30        1.52       1.43          0.91
                                             --------   --------   ---------   --------   -----------
Total from investment operations .........      (2.03)      2.31        1.41       1.37          0.84
                                             --------   --------   ---------   --------   -----------
Less distributions from:
   Net investment income .................      (0.20)        --          --         --         (0.01)
   Net realized gains ....................      (0.79)     (0.82)      (0.70)     (0.68)        (0.04)
                                             --------   --------   ---------   --------   -----------
Total distributions ......................      (0.99)     (0.82)      (0.70)     (0.68)        (0.05)
                                             --------   --------   ---------   --------   -----------
Net asset value, end of year .............   $  11.76   $  14.78   $   13.29   $  12.58   $     11.89
                                             ========   ========   =========   ========   ===========

Total return (c) .........................     (14.67)%    18.00%      11.79%     11.77%         7.55%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses before waiver and payments by
affiliates and expense reduction (e) .....       3.14%      4.01%       4.18%      3.79%         4.10%
Expenses net of waiver and payments by
affiliates (e) ...........................       3.14%      4.01%       4.18%      3.69%         4.10%
Expenses net of waiver and payments by
affiliates and
   expense reduction (e) .................       3.13%      4.01%       4.17%      3.69%         4.10%
Ratios to average net assets, excluding
dividend expense on securities sold
short:
   Expenses before waiver and payments
   by affiliates and expense reduction ...       3.11%      3.81%       3.99%      3.75%         4.00%
   Expenses net of waiver and payments
   by affiliates .........................       3.11%      3.81%       3.99%      3.65%         4.00%
   Expenses net of waiver and payments
   by affiliates and expense reduction ...       3.10%      3.81%       3.98%      3.65%         4.00%
Net investment income (loss) .............      (0.05)%     0.46%      (0.84)%    (0.47)%       (1.47)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........   $  4,333   $  5,024   $   4,243   $  3,246   $     1,892
Portfolio turnover rate ..................      89.18%     85.63%      69.20%     87.68%       129.60%

---------

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(f)  For the period November 3, 2003 (effective date) to March 31, 2004.

       20| The accompanying notes are an integral part of these financial
                          statements. | Annual Report

Franklin Mutual Recovery Fund

                                                                                 YEAR ENDED MARCH 31,
CLASS C                                                             2008       2007       2006       2005       2004(f)
                                                                 ---------   --------   --------   --------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $   14.78   $  13.29   $  12.58   $  11.89   $    11.10
                                                                 ---------   --------   --------   --------   ----------
Income from investment operations (a):
   Net investment income (loss) (b) ..........................       (0.01)      0.04      (0.11)     (0.06)       (0.07)
   Net realized and unrealized gains (losses) ................       (2.02)      2.27       1.52       1.43         0.91
                                                                 ---------   --------   --------   --------   ----------
Total from investment operations .............................       (2.03)      2.31       1.41       1.37         0.84
                                                                 ---------   --------   --------   --------   ----------
Less distributions from:
   Net investment income .....................................       (0.21)        --         --         --        (0.01)
   Net realized gains ........................................       (0.79)     (0.82)     (0.70)     (0.68)       (0.04)
                                                                 ---------   --------   --------   --------   ----------
Total distributions ..........................................       (1.00)     (0.82)     (0.70)     (0.68)       (0.05)
                                                                 ---------   --------   --------   --------   ----------
Net asset value, end of year .................................   $   11.75   $  14.78   $  13.29   $  12.58   $    11.89
                                                                 =========   ========   ========   ========   ==========

Total return (c) .............................................     (14.66)%     17.99%     11.79%     11.77%        7.54%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses before waiver and payments by affiliates and
expense reduction (e) ........................................        3.14%      3.99%      4.18%      3.78%        4.10%
Expenses net of waiver and payments by affiliates (e) ........        3.14%      3.99%      4.18%      3.68%        4.10%
Expenses net of waiver and payments by affiliates and
expense reduction (e) ........................................        3.13%      3.99%      4.17%      3.68%        4.10%
Ratios to average net assets, excluding dividend expense on
securities sold short:
   Expenses before waiver and payments by affiliates and
   expense reduction .........................................        3.11%      3.79%      3.99%      3.74%        4.02%
   Expenses net of waiver and payments by affiliates .........        3.11%      3.79%      3.99%      3.64%        4.02%
   Expenses net of waiver and payments by affiliates and
   expense reduction .........................................        3.10%      3.79%      3.98%      3.64%        4.02%
Net investment income (loss) .................................       (0.05)%     0.48%     (0.84)%    (0.46)%      (1.52)%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................    $ 96,131   $ 87,018   $ 55,030   $ 29,991   $   16,887
Portfolio turnover rate ......................................       89.18%     85.63%     69.20%     87.68%      129.60%

---------

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(f)  For the period November 3, 2003 (effective date) to March 31, 2004.

      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 21

Franklin Mutual Recovery Fund


                                                                                 YEAR ENDED MARCH 31,
ADVISOR CLASS                                                       2008       2007       2006       2005       2004(f)
                                                                 ---------   --------   --------   --------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $   15.18   $  13.50   $  12.67   $  11.92   $    10.00
Income from investment operations (a):
   Net investment income (loss) (b)...........................        0.14       0.21       0.02       0.06        (0.09)
   Net realized and unrealized gains (losses) ................       (2.09)      2.29       1.53       1.44         2.06
                                                                 ---------   --------   --------   --------   ----------
Total from investment operations .............................       (1.95)      2.50       1.55       1.50         1.97
                                                                 ---------   --------   --------   --------   ----------
Less distributions from:
   Net investment income .....................................       (0.34)        --      (0.02)     (0.07)       (0.01)
   Net realized gains ........................................       (0.79)     (0.82)     (0.70)     (0.68)       (0.04)
                                                                 ---------   --------   --------   --------   ----------
Total distributions ..........................................       (1.13)     (0.82)     (0.72)     (0.75)       (0.05)
                                                                 ---------   --------   --------   --------   ----------
Net asset value, end of year .................................   $   12.10   $  15.18   $  13.50   $  12.67   $    11.92
                                                                 =========   ========   ========   ========   ==========
Total return (c) .............................................      (13.83)%    19.24%     12.88%     12.88%       19.76%
RATIOS TO AVERAGE NET ASSETS (d)
Expenses before waiver and payments by affiliates and
   expense reduction (e) .....................................        2.14%      3.01%      3.18%      2.80%        3.10%
Expenses net of waiver and payments by affiliates (e) ........        2.14%      3.01%      3.18%      2.70%        3.10%
Expenses net of waiver and payments by affiliates and
   expense reduction (e) ....................................        2.13%      3.01%      3.17%      2.70%        3.10%
Ratios to average net assets, excluding dividend expense on
   securities sold short:
   Expenses before waiver and payments by affiliates and
     expense reduction .......................................        2.11%      2.81%      2.99%      2.76%        3.01%
   Expenses net of waiver and payments by affiliates .........        2.11%      2.81%      2.99%      2.66%        3.01%
   Expenses net of waiver and payments by affiliates and
     expense reduction .......................................        2.10%      2.81%      2.98%      2.66%        3.10%
Net investment income (loss) .................................        0.95%      1.46%      0.16%      0.52%       (1.01)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $ 155,570   $152,068   $ 80,420   $ 71,586   $   45,854
Portfolio turnover rate ......................................       89.18%     85.63%     69.20%     87.68%      129.60%

---------

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(f)  For the period June 3, 2003 (commencement of operations) to March 31, 2004.

       22| The accompanying notes are an integral part of these financial
                          statements. | Annual Report

Franklin Mutual Recovery Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2008

                                                                                               SHARES/
                                                                            COUNTRY       WARRANTS/CONTRACTS        VALUE
                                                                          -------------   ------------------   ---------------
               LONG TERM INVESTMENTS 91.2%
               COMMON STOCKS AND OTHER EQUITY INTERESTS 80.0%
               AIRLINES 2.7%

         (a)   ACE Aviation Holdings Inc., A  . . . . . . . . . . . . .      Canada                  191,032   $     3,917,794
     (a),(b)   ACE Aviation Holdings Inc., A, 144A  . . . . . . . . . .      Canada                   10,020           205,496
         (a)   Continental Airlines Inc., B . . . . . . . . . . . . . .   United States              102,970         1,980,113
         (a)   Delta Air Lines Inc. . . . . . . . . . . . . . . . . . .   United States              312,320         2,685,952
         (a)   Northwest Airlines Corp. . . . . . . . . . . . . . . . .   United States              319,575         2,872,979
     (a),(c)   Northwest Airlines Corp., Contingent Distribution  . . .   United States            7,455,000           149,100
               UAL Corp.  . . . . . . . . . . . . . . . . . . . . . . .   United States               72,460         1,560,064
                                                                                                               ---------------
                                                                                                                    13,371,498
                                                                                                               ---------------
               AUTOCOMPONENTS 1.1%

 (a),(c),(d)   Collins & Aikman Products Co., Contingent
               Distribution . . . . . . . . . . . . . . . . . . . . . .   United States               53,748             2,687
         (a)   Dana Holding Corp. . . . . . . . . . . . . . . . . . . .   United States               23,135           231,350
     (a),(c)   Dana Holding Corp., Contingent Distribution  . . . . . .   United States              661,000            52,880
         (a)   Goodyear Tire & Rubber Co. . . . . . . . . . . . . . . .   United States              198,608         5,124,087
                                                                                                               ---------------
                                                                                                                     5,411,004
                                                                                                               ---------------
               AUTOMOBILES 1.2%
               General Motors Corp. . . . . . . . . . . . . . . . . . .   United States              226,608         4,316,883
 (a),(e),(f)   International Automotive Components Group Brazil LLC . .      Brazil                  155,394           581,487
 (a),(e),(f)   International Automotive Components Group Japan LLC  . .      Japan                    16,213           137,903
 (a),(e),(f)   International Automotive Components Group LLC  . . . . .    Luxembourg                660,308           706,001
 (a),(e),(f)   International Automotive Components Group NA LLC . . . .   United States              299,438           299,064
                                                                                                               ---------------
                                                                                                                     6,041,338
                                                                                                               ---------------

               BEVERAGES 2.4%
               Carlsberg AS, B  . . . . . . . . . . . . . . . . . . . .      Denmark                  42,030         5,372,667
               Pernod Ricard SA . . . . . . . . . . . . . . . . . . . .      France                  61,886         6,364,482
                                                                                                               ---------------
                                                                                                                    11,737,149
                                                                                                               ---------------
               BUILDING PRODUCTS 0.4%
               Armstrong World Industries Inc. . . . . . . . . . . . .    United States                  252             8,986
     (a),(c)   Armstrong World Industries Inc., Contingent
               Distribution  . . . . . . . . . . . . . . . . . . . . .    United States               59,000               295
               Trane Inc.  . . . . . . . . . . . . . . . . . . . . . .    United States               44,000         2,019,600
                                                                                                               ---------------
                                                                                                                     2,028,881
                                                                                                               ---------------
               CHEMICALS 2.4%
               Huntsman Corp.  . . . . . . . . . . . . . . . . . . . .    United States              211,390         4,978,234
               Koninklijke DSM NV  . . . . . . . . . . . . . . . . . .     Netherlands               140,320         6,765,819
                                                                                                               ---------------
                                                                                                                    11,744,053
                                                                                                               ---------------
               COMMERCIAL BANKS 1.9%
     (a),(e)   Elephant Capital Holdings Ltd.  . . . . . . . . . . . .        Japan                      721           185,987
     (a),(e)   First Chicago Bancorp . . . . . . . . . . . . . . . . .    United States              410,714         5,749,996
     (a),(e)   NCB Warrant Holdings Ltd., A  . . . . . . . . . . . . .        Japan                   31,928           744,130
                                                                                                               ---------------
         (a)   Societe Generale  . . . . . . . . . . . . . . . . . . .        France                   5,174           499,114
                                                                                                               ---------------

                               Annual Report | 23

Franklin Mutual Recovery Fund

                                                                                                     SHARES
                                                                                 COUNTRY       WARRANTS/CONTRACTS       VALUE
                                                                              -------------    ------------------    ------------
             LONG TERM INVESTMENTS (CONTINUED)
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             COMMERCIAL BANKS (CONTINUED)
             SOCIETE GENERALE, A. ........................................       France                    20,380    $  1,994,920
             THE TORONTO-DOMINION BANK. ..................................       Canada                         1              61
                                                                                                                     ------------
                                                                                                                        9,174,208
                                                                                                                     ------------

             COMMUNICATIONS EQUIPMENT 2.0%
(a)          Sycamore Networks Inc.. .....................................    United States             2,711,630       9,924,566
                                                                                                                     ------------

             COMPUTERS & PERIPHERALS 1.8%
             DIEBOLD Inc.. ...............................................    United States                94,410       3,545,096
(a)          EMC Corp. ...................................................    United States               382,860       5,490,212
                                                                                                                     ------------
                                                                                                                        9,035,308
                                                                                                                     ------------

             CONSUMER FINANCE 1.8%
(a),(e)      Cerberus CG Investor I LLC. .................................    United States             1,645,200       1,162,578
(a),(e)      Cerberus CG Investor II LLC. ................................    United States             1,645,200       1,162,578
(a),(e)      Cerberus CG Investor III LLC. ...............................    United States               822,600         581,289
(a),(e)      Cerberus FIM Investors Auto Finance LLC. ....................    United States               518,940         235,045
(a),(e)      Cerberus FIM Investors Commercial Finance LLC. ..............    United States                43,226          19,579
(a),(e)      Cerberus FIM Investors Commercial Mortgage LLC. .............    United States                81,021          36,697
(a),(e)      Cerberus FIM Investors Insurance LLC. .......................    United States               396,277         179,487
(a),(e)      Cerberus FIM Investors Rescap LLC. ..........................    United States               737,786         334,168
(a)          SLM Corp.. ..................................................    United States               340,550       5,227,443
                                                                                                                     ------------
                                                                                                                        8,938,864
                                                                                                                     ------------

             CONTAINERS & PACKAGING 0.8%
             Temple-Inland Inc. ..........................................    United States               302,510       3,847,927
                                                                                                                     ------------

             DIVERSIFIED FINANCIAL SERVICES 4.7%
             Fortis ......................................................       Belgium                  635,600      15,990,490
(a)          Fortis VVPR Strip ...........................................       Belgium                  135,820           2,144
(a),(e)      GLCP Harrah's Investment LP .................................    United States             4,502,725       4,502,725
             Nymex Holdings Inc. .........................................    United States                26,800       2,428,884
                                                                                                                     ------------
                                                                                                                       22,924,243
                                                                                                                     ------------

             DIVERSIFIED TELECOMMUNICATION SERVICES 0.4%
(a),(e),(f)  AboveNet Inc. ...............................................    United States                41,859       2,092,950
(a),(e),(f)  AboveNet Inc., stock grants, grant price $20.95,
             EXPIRATION date 9/09/13. ....................................    United States                    55           1,972
                                                                                                                     ------------
                                                                                                                        2,094,922
                                                                                                                     ------------

             ELECTRIC UTILITIES 0.4%
             IBERDROLA SA, BR ............................................        Spain                   132,774       2,057,852
                                                                                                                     ------------

             ENERGY EQUIPMENT & SERVICES 0.5%
(a)          Exterran Holding Inc. .......................................    United States                36,590       2,361,519
                                                                                                                     ------------

                               24 | Annual Report

Franklin Mutual Recovery Fund

                                                                                                    SHARES/
                                                                                 COUNTRY       WARRANTS/CONTRACTS       VALUE
                                                                              -------------    ------------------    ------------
             LONG TERM INVESTMENTS (CONTINUED)
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             FOOD & STAPLES RETAILING 4.4%
             Carrefour SA ................................................       France                   115,370    $  8,898,664
             CVS Caremark Corp. ..........................................    United States               311,199      12,606,671
                                                                                                                     ------------
                                                                                                                       21,505,335
                                                                                                                     ------------

             FOOD PRODUCTS 3.3%
             Cadbury Schweppes PLC .......................................    United Kingdom              865,800       9,510,126
             CSM NV. .....................................................     Netherlands                201,500       6,878,934
                                                                                                                     ------------
                                                                                                                       16,389,060
                                                                                                                     ------------

             HEALTH CARE PROVIDERS & SERVICES 4.2%
(a)          Assisted Living Concepts Inc. ...............................    United States             1,034,710       6,094,442
(a)          Community Health Systems Inc. ...............................    United States               179,834       6,037,027
(a),(e),(f)  Kindred Healthcare Inc.. ....................................    United States               103,800       2,156,601
(a),(e),(f)  Kindred Healthcare Inc., stock grants:
             grant price $18.15, expiration date 7/17/11 .................    United States                   217             570
             grant price $19.87, expiration date 1/01/12. ................    United States                    66              60
             grant price $6.94, expiration date 1/01/13 ..................    United States                    93           1,287
             grant price $19.87, expiration date 1/01/14 .................    United States                   120             109
             grant price $21.33, expiration date 1/10/15 .................    United States                    72             --
             grant price $22.08, expiration date 1/10/16 .................    United States                    44             --
             grant price $19.40, expiration date 1/10/17 .................    United States                    22              30
             Omnicare Inc. ...............................................    United States               103,250       1,875,020
(a)          Tenet Healthcare Corp. ......................................    United States               766,804       4,340,110
                                                                                                                     ------------
                                                                                                                       20,505,256
                                                                                                                     ------------

             HOTELS, RESTAURANTS & LEISURE 0.3%
(a)          Penn National Gaming Inc. ...................................    United States                23,490       1,027,218
(a)          Trump Entertainment Resorts Inc. ............................    United States               153,564         552,830
                                                                                                                     ------------
                                                                                                                        1,580,048
                                                                                                                     ------------

             HOUSEHOLD DURABLES 0.4%
(a)          Tele Atlas NV ...............................................     Netherlands                 52,000       2,069,846
                                                                                                                     ------------

             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.6%
             Constellation Energy Group ..................................    United States                92,350       8,151,734
                                                                                                                     ------------

             INDUSTRIAL CONGLOMERATES 3.4%
(f)          Orkla ASA ...................................................       Norway                   554,089       7,017,917
             Siemens AG ..................................................       Germany                   89,260       9,747,422
                                                                                                                     ------------
                                                                                                                       16,765,339
                                                                                                                     ------------

             INSURANCE 1.9%
(a),(e)      Imagine Group Holdings Ltd. .................................       Bermuda                  287,034       3,283,669
(e)          Symetra Financial ...........................................    United States               445,440       6,191,616
                                                                                                                     ------------
                                                                                                                        9,475,285
                                                                                                                     ------------

                               Annual Report | 25

Franklin Mutual Recovery Fund

                                                                                                    SHARES/
                                                                                 COUNTRY       WARRANTS/CONTRACTS       VALUE
                                                                              -------------    ------------------    ------------
             LONG TERM INVESTMENTS (CONTINUED)
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             INTERNET SOFTWARE & SERVICES 0.7%
(a)          Yahoo! Inc. .................................................    United States               120,650    $  3,490,404
                                                                                                                     ------------

             IT SERVICES 1.3%
(a)          Alliance Data Systems Corp. .................................    United States               140,120       6,657,101
                                                                                                                     ------------

             MACHINERY 0.0% (g)
(a),(e) Motor Coach Industries International Inc., wts., 5/27/09 .........    United States                     1              --
                                                                                                                     ------------

             MEDIA 9.3%
(a)          Adelphia Recovery Trust .....................................    United States            11,280,134         789,609
(a),(c)      Adelphia Recovery Trust, Arahova Contingent
             Value Vehicle, Contingent Distribution ......................    United States             1,018,915         519,647
(a),(c)      Century Communications Corp., Contingent Distribution .......    United States             2,826,000              --
             Clear Channel Communications Inc. ...........................    United States                74,960       2,190,331
(a)          Eutelsat Communications .....................................       France                   231,735       6,327,429
             News Corp., A ...............................................    United States               530,750       9,951,563
(a)          Time Warner Cable Inc., A ...................................    United States               357,954       8,941,691
(h)          Time Warner Inc. ............................................    United States               582,593       8,167,954
             Virgin Media Inc. ...........................................    United Kingdom              636,162       8,950,799
                                                                                                                     ------------
                                                                                                                       45,839,023
                                                                                                                     ------------

             METALS & MINING 3.0%
             Alcoa Inc. ..................................................    United States               143,930       5,190,116
(a),(e)      Esmark Inc. .................................................    United States               685,051       6,966,969
             Rio Tinto PLC, ADR ..........................................    United Kingdom                6,290       2,590,473
                                                                                                                     ------------
                                                                                                                       14,747,558
                                                                                                                     ------------

             MULTI-UTILITIES 1.6%
             Energy East Corp. ...........................................    United States               214,760       5,180,011
(a),(c)      NorthWestern Corp., Contingent Distribution .................    United States                 1,020               2
             Puget Energy Inc. ...........................................    United States               103,070       2,666,421
                                                                                                                     ------------
                                                                                                                        7,846,434
                                                                                                                     ------------

             PAPER & FOREST PRODUCTS 4.2%
(a)          Domtar Corp. ................................................    United States               824,676       5,632,537
             MeadWestvaco Corp. ..........................................    United States                97,800       2,662,116
             Weyerhaeuser Co. ............................................    United States               195,052      12,686,182
                                                                                                                     ------------
                                                                                                                       20,980,835
                                                                                                                     ------------

             REAL ESTATE 1.5%
             Link REIT ...................................................      Hong Kong               3,307,970       7,334,801
                                                                                                                     ------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.0%
(a)          LSI Corp. ...................................................    United States             1,113,749       5,513,058
             Maxim Integrated Products Inc. ..............................    United States               204,100       4,161,599
                                                                                                                     ------------
                                                                                                                        9,674,657
                                                                                                                     ------------

                               26| Annual Report

Franklin Mutual Recovery Fund

                                                                                                    SHARES/
                                                                                 COUNTRY       WARRANTS/CONTRACTS       VALUE
                                                                              -------------    ------------------    ------------
             LONG TERM INVESTMENTS (CONTINUED)
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             SOFTWARE 3.2%
(a)          BEA Systems Inc. ............................................    United States               378,660    $  7,251,339
(a)          NAVTEQ Corp. ................................................    United States                51,880       3,527,840
(a),(i)      Take-Two Interactive Software Inc. ..........................    United States               197,630       5,043,518
                                                                                                                     ------------
                                                                                                                       15,822,697
                                                                                                                     ------------

             TOBACCO 9.2%
(a)          Alliance One International Inc. .............................    United States             1,103,110       6,662,784
             Altria Group Inc. ...........................................    United States               167,460       3,717,612
             Imperial Tobacco Group PLC ..................................    United Kingdom              142,232       6,542,773
             Japan Tobacco Inc. ..........................................        Japan                     1,883       9,420,191
             KT&G Corp. ..................................................     South Korea                135,733      10,635,514
(a)          Philip Morris International Inc. ............................    United States               167,460       8,470,127
                                                                                                                     ------------
                                                                                                                       45,449,001
                                                                                                                     ------------

             TRANSPORTATION INFRASTRUCTURE 0.0% (g)
(a)          Groupe Eurotunnel SA, wts., 12/30/11 ........................       France                    27,397           8,648
                                                                                                                     ------------

             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $445,668,670) .........................................                                            394,986,394
                                                                                                                     ------------

             PREFERRED STOCK (COST $237,700) 0.0%g
             AUTO COMPONENTS 0.0%g
(e)          Dana Holding Corp., 4.00%, cvt., pfd., B ....................    United States                 2,377         216,406
                                                                                                                     ------------

             OPTIONS PURCHASED 1.0%
             CALL OPTIONS 0.1%
(a)          Fortis, exercise price $16.00, expiration date
               12/21/12, contracts .......................................       Belgium                    1,000         591,862
                                                                                                                     ------------

             PUT OPTIONS 0.9%
(a)          S&P 500 Index, exercise price $1,250.00, expiration
               date 12/20/08, contracts. .................................    United States                   188       1,477,680
(a)          S&P 500 Index, exercise price $1,300.00, expiration
               date 12/20/08, contracts. .................................    United States                   288       2,787,840
                                                                                                                     ------------
                                                                                                                        4,265,520
                                                                                                                     ------------
             TOTAL OPTIONS PURCHASED (COST $ 3,940,833)                                                                 4,857,382
                                                                                                                     ------------

                                                                                              PRINCIPAL AMOUNT
                                                                           ------------------------------------------------------
    CORPORATE BONDS & NOTES 10.2%
(b) ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .............       Canada             430,000 CAD             418,731
(e) Cerberus CG Investor I LLC, 12.00%, 7/31/14 ........................    United States       1,645,200               1,162,578
(e) Cerberus CG Investor II LLC, 12.00%, 7/31/14 .......................    United States       1,645,200               1,162,578
(e) Cerberus CG Investor III LLC, 12.00%, 7/31/14 ......................    United States         822,600                 581,289
(e) Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 ..........    United States       1,555,760                 704,656
(e) Cerberus FIM Investors Commercial Finance LLC, 12.00%, 11/22/13 ....    United States         129,678                  58,736
(e) Cerberus FIM Investors Commercial Mortgage LLC, 12.00%, 11/22/13 ...    United States         243,062                 110,091

                               Annual Report | 27

Franklin Mutual Recovery Fund

                                                                                   COUNTRY      PRINCIPAL AMOUNT(j)     VALUE
                                                                                --------------  -------------------  ------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS & NOTES (CONTINUED)
(e)     Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13  ............... United States      1,188,832         $    538,462
(e)     Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ................... United States      2,213,359            1,002,505
        Eurotunnel Group UK PLC, cvt., sub. bond, NRS II,
        6.00%, 7/28/10  ....................................................... United Kingdom     2,012,900 EUR        4,426,524
        6.00%, 7/28/10  ....................................................... United Kingdom     1,018,703 GBP        2,797,597
        Groupe Eurotunnel SA, cvt.,
        NRS I, T2, 3.00%, 6/28/09 .............................................    France              1,100 EUR            3,242
        NRS I, T2, 3.00%, 6/28/09 .............................................    France              1,773 GBP            6,553
        NRS I, T3, 3.00%, 7/28/10 .............................................    France          1,561,200 EUR        4,439,240
        NRS I, T3, 3.00%, 7/28/10 .............................................    France            805,919 GBP        2,866,047
        NRS II, 6.00%, 7/28/10  ...............................................    France          1,875,100 EUR        3,901,061
        NRS II, 6.00%, 7/28/10  ...............................................    France            922,541 GBP        2,396,237
        sub. bond, NRS I, T1, 3.00%, 7/28/08  .................................    France              1,100 EUR            3,502
        sub. bond, NRS I, T1, 3.00%, 7/28/08  .................................    France              1,773 GBP            7,081
(b)     Indianapolis Downs LLC,
        senior secured note, 144A, 11.00%, 11/01/12 ........................... United States      1,000,000              875,000
        senior secured sub. note, 144A, PIK, 15.50%, 11/01/13 ................. United States      3,500,000            3,342,500
(e),(f) International Automotive Components Group NA LLC, 9.00%, 4/01/17  ..... United States         90,167               90,167
(e),(k) Motor Coach Industries International Inc., FRN, 16.085%, 12/01/08 ..... United States      3,417,165            3,246,306
(e),(k) Pontus I LLC, junior note, 144A, FRN,
        5.349%, 7/24/09 ....................................................... United States        613,822              490,118
        5.575%, 7/24/09 ....................................................... United States        554,500              580,061
        6.901%, 7/24/09 ....................................................... United States        613,000              511,935
(e),(k) Pontus II Trust, junior note, 144A, FRN, 6.901%, 6/25/09 ...  ......... United States        306,400              255,884
(e),(k) Revel Entertainment Group LLC,
        first lien loan, FRN, 7.10%, 5/30/08  ................................. United States      3,000,000            2,985,000
        Second lien loan, FRN, 10.10%, 5/30/08  ............................... United States      3,000,000            2,970,000
        Trump Entertainment Resorts Inc., 8.50%, 5/20/15  ..................... United States      2,801,691            1,905,150
        Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%, 12/15/14  ..... United States     12,892,000            6,752,185
                                                                                                                     ------------

        TOTAL CORPORATE BONDS & NOTES (COST $ 56,180,854) .....................                                        50,591,016
                                                                                                                     ------------

        TOTAL LONG TERM INVESTMENTS (COST $ 506,028,057)  .....................                                       450,651,198
                                                                                                                     ------------

        SHORT TERM INVESTMENTS 6.9%
        U.S. GOVERNMENT AND AGENCY SECURITIES 6.9%
(l)     FHLB,
        4/01/08  ...............................................  ............. United States     24,900,000           24,900,000
(h)     5/02/08 - 9/10/08  ...................  ............................... United States      9,156,000            9,111,718
                                                                                                                     ------------

        TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
        (COST $ 34,007,665) .........................................  .......                                         34,011,718
                                                                                                                     ------------

        TOTAL INVESTMENTS (COST $540,035,722) 98.1%  .........................                                        484,662,916
        OPTIONS WRITTEN 0.0%(g)  .............................................                                           (15,000)
        SECURITIES SOLD SHORT (0.9)% .........................................                                         (4,651,523)
        NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.8)% .............                                         (3,815,909)
        OTHER ASSETS, LESS LIABILITIES 3.6%  .................................                                         17,873,116
                                                                                                                     ------------

        NET ASSETS 100.0%                                                                                            $494,053,600
                                                                                                                     ------------

                               28 | Annual Report

Franklin Mutual Recovery Fund

                                                                               COUNTRY     CONTRACTS/SHARES     VALUE
                                                                            ----------     ----------------  --------
(m) OPTIONS WRITTEN (PREMIUMS RECEIVED $ 24,500)
    CALL OPTION 0.0%g
    SOFTWARE 0.0%g
    Take-Two Interactive Software Inc., Apr. 27.50 Calls, 4/19/08 ........  United States               500  $    15,000
                                                                                                             -----------

(n) SECURITIES SOLD SHORT   0.9%

    DIVERSIFIED FINANCIAL SERVICES 0.3%
    CME Group Inc. .......................................................  United States             3,545    1,662,960
                                                                                                             -----------

    MACHINERY 0.1%
    Ingersoll-Rand Co. Ltd., A ............................................ United States            10,039      447,539
                                                                                                             -----------

    SOFTWARE 0.5%
    VMware Inc., A .......................................................  United States            59,342    2,541,024
                                                                                                             -----------

    TOTAL SECURITIES SOLD SHORT (PROCEEDS $ 7,999,388) ...................                                   $ 4,651,523
                                                                                                             -----------

CURRENCY ABBREVIATIONS
CAD   - Canadian Dollar
EUR   - Euro
GBP   - British Pound

SELECTED PORTFOLIO ABBREVIATIONS
ADR   - American Depository Receipt
FHLB  - Federal Home Loan Bank
FRN   - Floating Rate Note
PIK   - Payment-In-Kind
REIT  - Real Estate Investment Trust

------------
(a)   Non-income producing for the twelve months ended March 31, 2008.

(b)   Security was purchased pursuant to Rule 144A under the Securities
      Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2008, the aggregate value of these securities was $4,841,727, representing 0.98% of net assets.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2008, the aggregate value of these securities was $2,687, representing less than 0.01% of net assets.

(e)   See Note 10 regarding restricted securities.

(f)   See Note 12 regarding other considerations.

(g)   Rounds to less than 0.1% of net assets.

(h) Security or a portion of the security has been segregated as collateral for securities sold short. At March 31, 2008, the value of securities and or cash pledged amounted to $6,798,001.

(i) A portion or all of the security is held in connection with written option contracts open at year end.

(j)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)   The coupon rate shown represents the rate at period end.

(l)   The security is traded on a discount basis with no stated coupon rate.

(m)   See Note 1(e) regarding written options.

(n)   See Note 1(f) regarding securities sold short.

             Annual Report | The accompanying notes are an integral
                    part of these financial statements. | 29

Franklin Mutual Recovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008

Assets:

   Investments in securities:

     Cost ...............................................................................  $   540,035,722
                                                                                           ---------------
     Value ..............................................................................  $   484,662,916
   Cash .................................................................................        2,851,788
   Cash on deposit with brokers for securities sold short ...............................       10,123,433
   Foreign currency, at value (cost $ 480,908) ................................. ........          479,937
   Receivables:
     Investment securities sold ............................................. ...........        2,144,085
     Capital shares sold .................................................... ...........          911,081
     Dividends and interest ................................................. ...........        3,609,624
   Unrealized gain on forward exchange contracts (Note 8). .................. ...........          509,317
                                                                                           ---------------
        Total assets ........................................................ ...........      505,292,181
                                                                                           ---------------
Liabilities:
   Payables:

     Investment securities purchased ........................................ ...........        1,493,771
     Capital shares redeemed ................................................ ...........            3,733
     Affiliates ............................................................. ...........          587,706
   Options written, at value (premiums received $24,500) .................... ...........           15,000
   Securities sold short, at value (proceeds $7,999,388) .................... ...........        4,651,523
   Unrealized loss on forward exchange contracts (Note 8) ...................                    4,325,226
   Accrued expenses and other liabilities ................................... ...........          161,622
                                                                                           ---------------
        Total liabilities ................................................... ...........       11,238,581
                                                                                           ---------------
          Net assets, at value .............................................. ...........  $   494,053,600
                                                                                           ---------------
Net assets consist of:
   Paid-in capital .......................................................... ...........  $   556,017,065
   Undistributed net investment income ..................................................        1,170,047
   Net unrealized appreciation (depreciation) ...........................................      (55,810,981)
   Accumulated net realized gain (loss) .................................................       (7,322,531)
                                                                                            ---------------
          Net assets, at value ..........................................................  $   494,053,600
                                                                                           ===============


                   30| The accompanying notes are an integral
               part of these financial statements. | Annual Report

Franklin Mutual Recovery Fund

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2008

CLASS A:
   Net assets, at value ..................................................................  $  238,020,341
                                                                                            ==============
   Shares outstanding ....................................................................      19,873,966
                                                                                            ==============
   Net asset value per share(a) ..........................................................        $  11.98
                                                                                            ==============
   Maximum offering price per share (net asset value per share / 94.25%) .................  $        12.71
                                                                                            ==============

CLASS B:
   Net assets, at value ..................................................................  $    4,332,643
                                                                                            ==============
   Shares outstanding ....................................................................         368,398
                                                                                            ==============
   Net asset value and maximum offering price per share(a) ...............................  $        11.76
                                                                                            ==============

CLASS C:
   Net assets, at value ..................................................................  $   96,130,505
                                                                                            ==============
   Shares outstanding ....................................................................       8,178,992
                                                                                            ==============
   Net asset value and maximum offering price per share(a) ...............................  $        11.75
                                                                                            ==============

ADVISOR CLASS:
   Net assets, at value ..................................................................  $  155,570,111
                                                                                            ==============
   Shares outstanding                                                                           12,852,617
                                                                                            ==============
   Net asset value and maximum offering price per share(a) ...............................  $        12.10
                                                                                            ==============



------------
(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

             Annual Report | The accompanying notes are an integral
                    part of these financial statements. | 31

Franklin Mutual Recovery Fund

STATEMENT OF OPERATIONS
for the year ended March 31, 2008

Investment income:
   Dividends (net of foreign taxes withheld of $422,266) ................................  $    10,893,475
   Interest .............................................................................        5,772,800
   Income from securities loaned ........................................................              821
                                                                                           ---------------
        Total investment income .........................................................       16,667,096
                                                                                           ---------------
Expenses:
   Management fees (Note 4a) ............................................................        9,115,216
   Administrative fees (Note 4b) ........................................................        1,078,996
   Distribution fees: (Note 4c)
     Class A ............................................................................          909,059
     Class B ............................................................................           49,568
     Class C ............................................................................        1,047,369
Transfer agent fees (Note 4e) ...........................................................          451,655
   Custodian fees (Note 5) ..............................................................           67,412
   Reports to shareholders ..............................................................           70,146
   Registration and filing fees .........................................................          133,945
   Professional fees ....................................................................          228,185
   Trustees' fees and expenses ..........................................................          112,799
   Dividends for securities sold short ..................................................          156,887
   Other ................................................................................          115,075
                                                                                           ---------------
        Total expenses ..................................................................       13,536,312
        Expense reductions (Note 5) .....................................................          (29,561)
                                                                                           ---------------
          Net expenses ..................................................................       13,506,751
                                                                                           ---------------
             Net investment income ......................................................        3,160,345
                                                                                           ---------------
Realized and unrealized losses:

  Net realized gain (loss) from:

     Investments ........................................................................       26,758,546
     Written options (Note 7) ...........................................................          140,991
     Foreign currency transactions ......................................................      (14,192,348)
     Securities sold short ..............................................................        4,742,769
     Synthetic equity swaps .............................................................          759,913
                                                                                           ---------------
        Net realized gain (loss) ........................................................       18,209,871
                                                                                           ---------------

   Net change in unrealized appreciation (depreciation) on:
     Investments ........................................................................     (102,833,420)
     Translation of assets and liabilities denominated in foreign currencies ............       (2,848,663)
                                                                                           ---------------
        Net change in unrealized appreciation (depreciation) ............................     (105,682,083)
                                                                                           ---------------
Net realized and unrealized gain (loss) .................................................     (87,472,212)
                                                                                           ---------------
Net increase (decrease) in net assets resulting from operations .........................  $   (84,311,867)
                                                                                           ===============


                   32| The accompanying notes are an integral
               part of these financial statements. | Annual Report

Franklin Mutual Recovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED MARCH 31,
                                                                                   2008             2007
                                                                              --------------  --------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .................................................  $    3,160,345  $    3,233,685
     Net realized gain (loss) from investments, written options, foreign currency transactions, securities sold short, and synthetic equity
     swaps .................................................................      18,209,871      21,763,483
     Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
     currencies ............................................................    (105,682,083)     30,029,601
                                                                              --------------  --------------
          Net increase (decrease) in net assets resulting from operations ..     (84,311,867)     55,026,769
                                                                              --------------  --------------
   Distributions to shareholders from:
     Net investment income:
        Class A ............................................................      (5,371,498)             --
        Class B ............................................................         (68,665)             --
        Class C ............................................................      (1,530,791)             --
        Advisor Class ......................................................      (4,040,562)             --
     Net realized gains:

        Class A ............................................................     (14,781,623)     (7,635,415)
        Class B ............................................................        (279,358)       (259,091)
        Class C ............................................................      (6,008,422)     (3,766,825)
        Advisor Class ......................................................      (9,549,411)     (5,590,468)
                                                                              --------------  --------------
   Total distributions to shareholders .....................................     (41,630,330)    (17,251,799)
                                                                              --------------  --------------
   Capital share transactions: (Note 3)
        Class A ............................................................      89,194,298      87,953,011
        Class B ............................................................         403,096         295,466
        Class C ............................................................      33,827,758      24,428,460
        Advisor Class ......................................................      42,564,143      59,167,599
                                                                              --------------  --------------


   Total capital share transactions ........................................     165,989,295     171,844,536
                                                                              --------------  --------------
          Net increase (decrease) in net assets ............................      40,047,098     209,619,506
Net assets:

   Beginning of year .......................................................     454,006,502     244,386,996
                                                                              --------------  --------------
   End of year .............................................................  $  494,053,600  $  454,006,502
                                                                              ==============  ==============
Undistributed net investment income included in net assets:

   End of year .............................................................  $    1,170,047  $    3,556,965
                                                                              ==============  ==============


             Annual Report | The accompanying notes are an integral
                    part of these financial statements. | 33

Franklin Mutual Recovery Fund

STATEMENT OF CASH FLOWS
for the year ended March 31, 2008

Cash flow from operating activities:

     Dividends, interest and other income received ....................................  $     13,029,830
     Operating expenses paid ..........................................................       (14,083,733)
     Purchases of long-term investments ...............................................      (655,829,361)
     Sales and maturities of long-term investments ....................................       500,219,551
     Net sales of short-term investments ..............................................        35,263,491
     Cash on deposit with brokers for securities sold short ...........................         6,796,052
     Cash on deposit held in escrow ...................................................            81,100
     Due from broker - synthetic equity swaps .........................................         1,297,817
     Realized loss on forward contracts ...............................................       (14,192,348)
                                                                                         ----------------
          Cash used - operating activities ............................................      (127,417,601)
                                                                                         ----------------
 Cash flow from financing activities:

     Proceeds from shares sold ........................................................       242,799,343
     Payment of shares redeemed .......................................................      (107,147,560)
     Distributions to shareholders ....................................................        (6,877,427)
                                                                                         ----------------
          Cash used - financing activities ............................................       128,774,356
                                                                                         ----------------
Net increase (decrease) in cash .......................................................         1,356,755
Cash at beginning of year .............................................................         1,974,970
                                                                                         ----------------
Cash at end of year ...................................................................  $      3,331,725
                                                                                         ================

Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operating
Activities to Net Cash Used in  Operating Activities for the year ended
 March 31, 2008

Net increase (decrease) in net assets resulting from operating activities .............  $    (84,311,867)
     Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net used by operating activities:

        Decrease in cash on deposit with brokers for securities sold short ............         6,796,051
        Decrease in cash on deposit held in escrow ....................................            81,100
        Increase in receivables for investments sold ..................................          (364,805)
        Decrease in due from broker - synthetic equity swaps ..........................         1,297,817
        Increase in dividends and interest receivable and other assets ................        (2,201,409)
        Decrease in payable for investments purchased .................................        (2,001,358)
        Decrease in affiliates, accrued expenses and other liabilities ................          (576,982)
        Increase in cost of investments ...............................................      (151,814,271)
        Net change in unrealized appreciation/depreciation on investments .............       105,678,123
                                                                                         ----------------
Net cash used in operating activities .................................................  $   (127,417,601)
                                                                                         ================

Noncash financing activities - reinvestment of dividends ..............................  $     34,752,903


                   34| The accompanying notes are an integral
               part of these financial statements. | Annual Report

Franklin Mutual Recovery Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Recovery (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a non-diversified, closed-end, continuously offered investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment

                               Annual Report | 35

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

A. SECURITY VALUATION (continued)

manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign

                                36| Annual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

C. FOREIGN CURRENCY CONTRACTS (continued)

exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

                               Annual Report | 37

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At March 31, 2008, the Fund had no securities on loan.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

                                38| Annual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital. There were no redemption fees for the year ended March 31, 2008.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

                               Annual Report | 39

Franklin Mutual Recovery Fund

2. TENDER SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.

3. SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                          YEAR ENDED MARCH 31,
                                        -------------------------------------------------------
                                                   2008                         2007
                                        --------------------------   --------------------------
                                          SHARES        AMOUNT         SHARES        AMOUNT
                                        ----------   -------------   ----------   -------------
CLASS A SHARES:
   Shares sold ..................        8,791,429   $ 129,341,636    6,675,831   $  94,860,308
   Shares issued in reinvestment
     of distributions ...........        1,165,011      16,333,602      448,937       6,116,415
   Shares redeemed ..............       (4,042,152)    (56,480,940)    (962,664)    (13,023,712)
                                        ----------   -------------   ----------   -------------
   Net increase (decrease) ......        5,914,288   $  89,194,298    6,162,104   $  87,953,011
                                        ==========   =============   ==========   =============
CLASS B SHARES:
   Shares sold ..................           30,640   $     442,201       27,269   $     381,827
   Shares issued in reinvestment
     of distributions ...........           21,159         293,557       15,952         213,608
   Shares redeemed ..............          (23,404)       (332,662)     (22,423)       (299,969)
                                        ----------   -------------   ----------   -------------
   Net increase (decrease) ......           28,395   $     403,096       20,798   $     295,466
                                        ==========   =============   ==========   =============
CLASS C SHARES:
   Shares sold ..................        2,688,252   $  39,181,413    1,825,124   $  25,470,660
   Shares issued in reinvestment
     of distributions ...........          471,058       6,505,843      231,665       3,115,666
   Shares redeemed ..............         (867,478)    (11,859,498)    (309,733)     (4,157,866)
                                        ----------   -------------   ----------   -------------
   Net increase (decrease) ......        2,291,832   $  33,827,758    1,747,056   $  24,428,460
                                        ==========   =============   ==========   =============
ADVISOR CLASS SHARES:
   Shares sold ..................        4,697,630   $  69,422,412    5,034,423   $  72,565,514
   Shares issued in reinvestment
     of distributions ...........          818,746      11,619,901      357,448       4,925,584
   Shares redeemed ..............       (2,682,845)    (38,478,170)  (1,330,720)    (18,323,499)
                                        ----------   -------------   ----------   -------------
   Net increase (decrease) ......        2,833,531   $  42,564,143    4,061,151   $  59,167,599
                                        ==========   =============   ==========   =============

                               40 | Annual Report

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                        AFFILIATION
----------                                                        ------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 1.69% of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Funds pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A, B and C compensation distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

                               Annual Report | 41

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (continued)

C. DISTRIBUTION FEES (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..........................................   0.35%
Class B ..........................................   1.00%
Class C ..........................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ...................   $144,453
Contingent deferred sales charges retained .......   $ 35,703

E. TRANSFER AGENT FEES

For the year ended March 31, 2008, the Fund paid transfer agent fees of $451,655, of which $289,844 was retained by Investor Services.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.

6. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized capital losses and realized currency losses of $2,417,892 and $256,166, respectively.

The tax character of distributions paid during the years ended March 31, 2008 and 2007, was as follows:

                                   2008            2007
                                -----------     -----------
Distributions paid from:
   Ordinary income ...........  $30,697,918     $11,346,562
   Long term capital gain ....   10,932,412       5,905,237
                                -----------     -----------
                                $41,630,330     $17,251,799
                                ===========     ===========

                               42 | Annual Report

Franklin Mutual Recovery Fund

6. INCOME TAXES (continued)

At March 31, 2008, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................     $ 548,402,351
                                                                 =============

Unrealized appreciation ....................................     $  31,505,723
Unrealized depreciation ....................................       (95,245,158)
                                                                 -------------
Net unrealized appreciation (depreciation) .................     $ (63,739,435)
                                                                 =============

Distributable earnings - undistributed ordinary income .....     $     766,426
                                                                 =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, organization costs, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, synthetic equity swaps and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of pass-through entity income, synthetic equity swaps, wash sales and foreign currency transactions.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended March 31, 2008, aggregated $624,368,643 and $438,431,812, respectively.

Transactions in options written during the year ended March 31, 2008, were as follows:

                                              NUMBER OF     PREMIUMS
                                              CONTRACTS     RECEIVED
                                              ---------    -----------
Options outstanding at March 31, 2007 ..          1,974    $ 1,351,726
Options written ........................          2,670        271,463
Options expired ........................         (1,495)      (140,991)
Options exercised ......................         (2,649)    (1,457,698)
Options closed .........................             --             --
                                              ---------    -----------
Options outstanding at March 31, 2008 ..            500    $    24,500
                                              =========    ===========

                               Annual Report | 43

Franklin Mutual Recovery Fund

8. FORWARD EXCHANGE CONTRACTS

At March 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                      CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
                                                       AMOUNT         DATE         GAIN          LOSS
                                                    -----------    ----------   ----------    -----------
CONTRACTS TO BUY

      3,500,000     Danish Krone ................   $    690,985      4/23/08   $   49,080   $         --

CONTRACTS TO SELL

     11,831,007     British Pound ...............     23,710,877      4/10/08      249,217             --
     24,675,750     Danish Krone ................      4,688,355      4/23/08           --       (529,269)
     27,698,459     Euro ........................     42,291,669      5/13/08           --     (1,349,886)
     32,887,648     Norwegian Krone .............      6,063,984      5/19/08           --       (366,324)
     21,246,191     Euro ........................     31,370,004      5/28/08           --     (2,078,783)
   687,156,484      Japanese Yen ................      7,126,109      9/19/08      180,094             --
   371,773,750      South Korean Won ............        375,000      9/29/08           --           (964)
   246,850,000      South Korean Won ............        250,000      9/29/08          368             --
     4,032,601      Canadian Dollar .............      3,943,093     10/27/08       30,558             --
                                                                                ----------   ------------

        UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS ................   $  509,317   $ (4,325,226)
                                                                                ----------   ------------

             NET UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE  CONTRACTS ......                $ (3,815,909)
                                                                                             ============

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At March 31, 2008, the Fund had no holdings of these securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

                               44 | Annual Report

Franklin Mutual Recovery Fund

10. RESTRICTED SECURITIES (continued)

At March 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                      ACQUISITION
CONTRACTS            ISSUER                                              DATES             COST        VALUE
----------------     ------------------------------------------   ------------------   -----------   ----------
          41,859     AboveNet Inc. ............................    9/03/03 - 12/12/07   $ 1,625,260   $2,092,950
              55     AboveNet Inc., stock grant, grant price
                       $20.95, expiration date 9/09/13 ........    4/17/06 - 9/08/06            --        1,972
       1,645,200     Cerberus CG Investor I LLC................         7/26/07          1,645,200    1,162,578
       1,645,200     Cerberus CG Investor I LLC, 12.00%,
                       7/31/14 ................................         7/26/07          1,645,200    1,162,578
       1,645,200     Cerberus CG Investor II LLC ..............         7/26/07          1,645,200    1,162,578
       1,645,200     Cerberus CG Investor II LLC, 12.00%,
                       7/31/14 ................................         7/26/07          1,645,200    1,162,578
         822,600     Cerberus CG Investor III LLC .............         7/26/07            822,600      581,289
         822,600     Cerberus CG Investor III LLC, 12.00%,
                       7/31/14 ................................         7/26/07            822,600      581,289
         518,940     Cerberus FIM Investors Auto Finance LLC ..        11/20/07            518,940      235,045
       1,555,760     Cerberus FIM Investors Auto Finance
                       LLC, 12.00%, 11/22/13 ..................        11/21/07          1,555,760      704,656
          43,226     Cerberus FIM Investors Commercial
                       Finance LLC ............................        11/20/07             43,226       19,579
         129,678     Cerberus FIM Investors Commercial
                       Finance LLC, 12.00%, 11/22/13 ..........        11/20/07            129,678       58,736
          81,021     Cerberus FIM Investors Commercial
                       Mortgage LLC ...........................        11/20/07             81,021       36,697
         243,062     Cerberus FIM Investors Commercial
                       Mortgage LLC, 12.00%, 11/22/13 .........        11/20/07            243,062      110,091
         396,277     Cerberus FIM Investors Insurance LLC .....        11/20/07            396,277      179,487
       1,188,832     Cerberus FIM Investors Insurance
                       LLC, 12.00%, 11/22/13 ..................        11/20/07          1,188,832      538,462
         737,786     Cerberus FIM Investors Rescap LLC ........        11/20/07            737,786      334,168
       2,213,359     Cerberus FIM Investors Rescap LLC,
                       12.00%, 11/22/13 .......................        11/20/07          2,213,359    1,002,505
           2,377     aDana Holding Corp., 4.00%, cvt.,
                       pfd., B ................................        12/27/07            237,700      216,406
             721     Elephant Capital Holdings Ltd. ...........   10/22/03 - 3/11/08        94,466      185,987
         685,051     Esmark Inc. ..............................   11/08/04 - 11/28/07   12,688,485    6,966,969
         410,714     First Chicago Bancorp ....................        11/16/06          5,749,996    5,749,996
       4,502,725     GLCP Harrah's Investment LP ..............         1/15/08          4,502,725    4,502,725
         287,034     Imagine Group Holdings Ltd. ..............         8/31/04          2,939,659    3,283,669
         155,394     International Automotive Components
                       Group Brazil LLC .......................    4/13/06 - 8/21/06        93,193      581,487
          16,213     International Automotive Components
                       Group Japan LLC ........................    9/26/06 - 3/27/07       140,865      137,903

                               Annual Report | 45

Franklin Mutual Recovery Fund

10. RESTRICTED SECURITIES (continued)

PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                      ACQUISITION
CONTRACTS            ISSUER                                              DATES             COST        VALUE
----------------     -----------------------------------------    ------------------   -----------   -----------
         660,308     International Automotive Components
                       Group LLC ..............................   1/12/06 - 10/16/06   $   660,632   $   706,001
         299,438     International Automotive Components
                       Group NA LLC ...........................   3/30/07 - 10/10/07       298,930       299,064
          90,167     International Automotive Components
                       Group NA LLC, 9.00%, 4/01/17 ...........         3/30/07             91,520        90,167
         103,800     Kindred Healthcare Inc., .................         3/10/04          2,004,412     2,156,601
                     Kindred Healthcare Inc., stock grants:
             217     grant price $18.15, expiration date
                       7/17/11 ................................    7/17/04 - 7/17/05            --           570
              66     grant price $19.87, expiration date
                       1/01/12 ................................    1/01/05 - 1/01/06            --            60
              93     grant price $6.94, expiration date
                       1/01/13 ................................    1/01/05 - 1/03/07            --         1,287
             120     grant price $19.87, expiration date
                       1/01/14 ................................    1/01/05 - 1/01/08            --           109
              72     grant price $21.33, expiration date
                       1/10/15 ................................    1/06/06 - 1/10/08            --            --
              44     grant price $22.08, expiration date
                       1/10/16 ................................    1/09/07 - 1/10/08            --            --
              22     grant price $19.40, expiration date
                       1/10/17 ................................         1/10/08                 --            30
       3,417,165     Motor Coach Industries International
                       Inc., FRN, 16.085%, 12/01/08 ...........    5/27/04 - 2/29/08     3,417,164     3,246,306
               1     Motor Coach Industries International
                       Inc., wts., 5/27/09 ....................         3/30/07                 --            --
          31,928     NCB Warrant Holdings Ltd., A .............   12/16/05 - 3/11/08     2,310,345       744,130
         613,822     Pontus I LLC, junior note, 144A, FRN,
                       5.349%, 7/24/09 ........................         1/22/08            613,822       490,118
         613,000     Pontus I LLC, junior note, 144A, FRN,
                       6.901%, 7/24/09 ........................         2/12/08            613,000       511,935
         554,500     Pontus I LLC, junior note, 144A, FRN,
                       5.575%, 7/24/09 ........................         2/25/08            554,500       580,061
         306,400     Pontus II Trust, junior note, 144A,
                       FRN, 6.901%, 6/25/09 ...................         2/29/08            306,400       255,884
       3,000,000     Revel Entertainment Group LLC, first
                       lien loan, FRN, 7.10%, 5/30/08 .........        12/20/07          3,000,000     2,985,000
       3,000,000     Revel Entertainment Group LLC, second
                       lien loan, FRN, 10.10%, 5/30/08 ........        12/20/07          3,000,000     2,970,000
         445,440     Symetra Financial ........................         7/27/04          5,120,000     6,191,616
                                                                                                     -----------
                     TOTAL RESTRICTED SECURITIES
                       (10.93% of Net Assets) .................                                      $53,981,319
                                                                                                     ===========

----------
(a) The Fund also invests in unrestricted securities of the issuer, valued at $284,230 as of March 31, 2008.

                               46 | Annual Report

Franklin Mutual Recovery Fund

11. UNFUNDED CAPITAL COMMITMENTS

At March 31, 2008, the Fund had aggregate unfunded capital commitments to investments of $11,747,357.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. CREDIT FACILITY

The Fund participates in a $30 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. Renewal of the facility agreement, which ends on May 31, 2008, has been negotiated by the Fund subject to approval by the Fund's Board of Trustees. The Fund may borrow, at its election, at the Federal Funds Rate plus 0.70%, the London InterBank Rate (LIBOR) plus 0.70%, or, an "Alternative Base Rate" which is the greater of (i) the prime rate and (ii) 1/2 of 1% plus the Federal Funds Rate. Annual commitment fees of 0.20% per annum are charged on the unused portion of the facility.

During the year ended March 31, 2008, the Fund did not utilize the facility.

14. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the U.S. Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On May 9, 2008, the SEC approved a final plan of distribution for the Company's market timing settlement. Disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

                               Annual Report | 47

Franklin Mutual Recovery Fund

14. REGULATORY AND LITIGATION MATTERS (continued)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

15. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative instruments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 161 will have no material impact on its financial statements.

                               48 | Annual Report

Franklin Mutual Recovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN MUTUAL RECOVERY FUND:

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Recovery Fund(the "Fund"), including the statement of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokersor by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Recovery Fund at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

[ERNST & YOUNG LLP]

Boston, Massachusetts
May 16, 2008

                               Annual Report | 49

Franklin Mutual Recovery Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $3,041,211 as a long term capital gain dividend for the fiscal year ended March 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than the $8,693,351 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2008. In January 2009, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(2)(c) of the Code, the Fund designates the maximum amount allowable but no less than $17,443,703 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2008.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than the $2,980,839 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 20.71% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2008.

                               50| Annual Report

Franklin Mutual Recovery Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION   TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--- -------                         --------   -----------   ----------------          ------------------------
EDWARD I. ALTMAN, PH.D. (1941)      Trustee    Since 2003    7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.

ANN TORRE BATES (1958)              Trustee    Since 2003    28                        SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                      Allied Capital Corporation (financial
101 John F. Kennedy Parkway                                                            services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).

BURTON J. GREENWALD (1929)          Trustee    Since 2003    14                        Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC                                                      Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway                                                            Fiduciary International Ireland
Short Hills, NJ 07078-2789                                                             Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry) and FORMERLY, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

BRUCE A. MACPHERSON (1930)          Trustee    Since 2003    7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).

                               Annual Report | 51

                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION   TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--- -------                         --------   -----------   ----------------          ------------------------
CHARLES RUBENS II (1930)            Trustee    Since 2003    14                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

ROBERT E. WADE (1946)               Trustee and   Trustee since     35                 El Oro and Exploration Co., p.l.c.
c/o Franklin Mutual Advisers, LLC   Chairman of   2003 and                             (investments) and ARC Wireless
101 John F. Kennedy Parkway         the Board     Chairman of the                      Solutions, Inc. (wireless components
Short Hills, NJ 07078-2789                        Board since 2005                     and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION   TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--- -------                         --------   -----------   ----------------          ------------------------
**GREGORY E. JOHNSON (1961)         Trustee    Since 2007    94                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

**PETER A. LANGERMAN (1955)         Trustee,          Trustee since        7           None
c/o Franklin Mutual Advisers, LLC   President and     2007, President
101 John F. Kennedy Parkway         Chief Executive   and Chief
Short Hills, NJ 07078-2702          Officer -         Executive Officer-
                                    Investment        Investment
                                    Management        Management
                                                      since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of Investment.

PHILIPPE BRUGERE-TRELAT (1949)      Vice President    Since 2005  Not Applicable       Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and officer of two of the investment companies in Franklin Templeton Investments.

                               52 | Annual Report

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
--- -------                         --------         -----------          ----------------            ------------------------
JAMES M. DAVIS (1952)                Chief           Chief Compliance     Not Applicable              Not Applicable
One Franklin Parkway                Compliance       Officer since 2004
San Mateo, CA 94403-1906            Officer and      and Vice President
                                    Vice President    -  AML Compliance
                                     -  AML          since 2006
                                     Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).

MICHAEL J. EMBLER (1964)            Senior Vice   Since 2005   Not Applicable          Not Applicable
101 John F. Kennedy Parkway         President
Short Hills, NJ 07078-2789          and Chief
                                    Investment
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.

LAURA F. FERGERSON (1962)           Chief Financial   Since           Not Applicable   Not Applicable
One Franklin Parkway                Officer and       February 2008
San Mateo, CA 94403-1906            Chief
                                    Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947)             Vice President    Since           Not Applicable   Not Applicable
500 East Broward Blvd.                                February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)                Vice President    Since 2003      Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

                               Annual Report | 53

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--- -------                         --------          -----------     ----------------          ------------------------
STEVEN J. GRAY (1955)               Secretary         Since 2005      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)            Treasurer         Since 2005      Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)                Vice President    Since 2005      Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)              Senior Vice       Since           Not Applicable   Not Applicable
500 East Broward Blvd.              President and     February 2008
Suite 2100                          Chief Executive
Fort Lauderdale, FL 33394-3091      Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

----------
* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Mutual Advisers.

Note: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

                               54| Annual Report

Franklin Mutual Recovery Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                               Annual Report | 55

                      This page intentionally left blank.

(PICTURE)   One Franklin Parkway
            San Mateo, CA 94403-1906

-     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUTUAL RECOVERY FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.






ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $63,352 for the fiscal year ended March 31, 2008 and $69,326 for the fiscal year ended March 31, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $16,000 for the fiscal year ended March 31, 2008 and $0 for the fiscal year ended March 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

        (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

       (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

       (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $16,000 for the fiscal year ended March 31, 2008 and $0 for the fiscal year ended March 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert
E. Wade.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers LLC in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of May 30, 2008, the portfolio managers of the Fund are as follows:

MICHAEL J. EMBLER, SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL.

Mr. Embler has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 2001. Previously, he was a Managing Director at Nomura Holding America, Inc.

SHAWN TUMULTY, VICE PRESIDENT OF FRANKLIN MUTUAL.

Mr. Tumulty has been a manager of the Fund since 2005. He joined Franklin Templeton Investments in 2000.

CHRISTIAN CORREA, PORTFOLIO MANAGER OF FRANKLIN MUTUAL

Mr. Correa has been manager of the Fund since 2004. He has been an analyst for Franklin Mutual since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.

Michael Embler, Shawn Tumulty and Christian Correa are jointly responsible for the day-to-day management of the Fund. The co-portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2008.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


-------------------------------------------------------------------------------------------------------------
                                   ASSETS                           ASSETS OF
                   NUMBER          OF OTHER                         OTHER POOLED                    ASSETS OF
                  OF OTHER        REGISTERED        NUMBER OF       INVESTMENTS                     OTHER
                 REGISTERED       INVESTMENT       OTHER POOLED     VEHICLES       NUMBER OF        ACCOUNTS
                 INVESTMENT       COMPANIES        INVESTMENT       MANAGED        OTHERS          MANAGED
                 COMPANIES        MANAGED          VEHICLES        (X $1           ACCOUNTS         (X $1
NAME             MANAGED        (x $1 MILLION)      MANAGED/1      MILLION)/1      MANAGED/1       MILLION)/1
--------------------------------------------------------------------------------------------------------------
Christian Correa       1         6,728.9             3            1,003.3           0               0
--------------------------------------------------------------------------------------------------------------
Michael Embler         2         6,797.8             3            1,003.3           0               0
--------------------------------------------------------------------------------------------------------------
Shawn Tumulty          1         5,845.4             1               38.3           0               0
--------------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

2. Mr. Correa, Mr. Embler and Mr. Tumulty, each manages a pooled investment vehicle with $38.3 million in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

          o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

          o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Peter Langerman, as the Chief Investment Officer of the Manager, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of March 31, 2008 (such amounts may change from time to time):

        ----------------------------------------------------------------------
          PORTFOLIO MANAGER                  DOLLAR RANGE OF FUND SHARES
                                                   BENEFICIALLY OWNED
         ----------------------------------------------------------------------
         Christian Correa                          $50,001 - $100,000
         ----------------------------------------------------------------------
         Michael Embler                            $100,001 - $500,000
         --------------------------------------------------------------------
         Shawn Tumulty                             $100,001 - $500,000
         ---------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND

By /s/GALEN G. VETTER
  ----------------------------
   Galen G. Vetter
   Chief Executive Officer -
     Finance and Administration
   Date May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/GALEN G. VETTER
  ----------------------------
   Galen G. Vetter
   Chief Executive Officer -
     Finance and Administration
   Date May 27, 2008


By /s/LAURA F. FERGERSON
  ---------------------------
   Laura F. Fergerson
   Chief Financial Officer and
   Chief Accounting Officer
   Date May 27, 2008